HealthSouth Corporation
Stifel Nicolaus / Johns Hopkins

Health Policy Symposium

Handout
Baltimore

September 15, 2009

Exhibit 99.1

Cautionary Statements	3
Company Summary	4
Q2 2009 Recap	5 - 6
HealthSouth Strategy	7
Operational Excellence	8 - 9
Deleveraging	10
Disciplined Growth	11
Q3 2009 Initial Observations	12
2009 Guidance	13
Investment Considerations	14
Appendix and Reconciliations	15
Strong Discharge Growth	16
Continued Market Share Gains	17
Revenues (Quarter)	18
Expenses (Quarter)	19
Revenues (6 months)	20
Expenses (6 months)	21
Operational and Labor Metrics	22
Payment Sources	23
Interest Rate Swaps	24
Debt Schedule	25
Non-Operating Cash / Tax Position	26
Bundling	27 - 28
Outstanding Share Summary	29
US GAAP Reconciliations	30 - 33

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HEALTHSOUTH

Table of Contents

Note Regarding Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-
looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.

This presentation also includes estimates and projections published by the Centers for Medicare and Medicaid Services (“CMS”).
We are not able to verify those estimates or projections or the detailed calculations thereof by CMS which are not made public.
Any changes or errors in those calculations, among other uncertainties such as those referred to below and changes in CMS’s own rules and policies, could cause actual results to differ materially from CMS’s projections. Furthermore, we do not believe that CMS numbers are consistent with financial reporting results. CMS data and projections should not be used as an indication of financial performance.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the year ended December 31, 2008, the Form 10-Q for the quarters ended March 31, 2009, and June 30, 2009, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated September 14, 2009, to which the following presentation slides are attached, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these presentation slides.

Cautionary Statements

HealthSouth
IRH
LTCH
94 Rehabilitation Hospitals
44  Outpatient Satellites
6  Long-Term Acute Care Hospitals
25 Hospital-Based Home
   Health Agencies
Operational Components
✓ Rehabilitation Nursing
✓ Physical Therapy
✓ Occupational Therapy
✓ Speech-Language Therapy
✓ Case Management
✓ Specialized Technology
Major Services
Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
Provider of Additional Post-Acute Services
Development Sites
Employees: ~ 22,000
Corporate Office: Birmingham, AL
Exchange (Symbol): NYSE (HLS)

Q2 2009 Recap

50,000
40,000
30,000
20,000
10,000
0
26,990
28,494
Q2 08
Q2 09

$600
$400
$200
$0
$457
$484
Q2 08
Q2 09

$200
$150
$100
$50
$0
$85.9
$94.0
Q2 08
Q2 09

$1.00
$0.75
$0.50
$0.25
$0.00
$0.17
$0.39
Q2 08
Q2 09

5

HEALTHSOUTH

+ 5.6%
Discharge Volume
Consolidated Net Operating Revenues
($ Millions)
+ 5.9%
+ 9.4%
Adjusted Consolidated EBITDA(1)
($ Millions)
+ 129.4%
Adjusted Income from Continuing Operations per
Diluted Share(1)

(Millions)	Adjusted Free Cash Flow 3 Months Ended June 30, 2009	 6 Months Ended June 30, 2009	 Year Ended December 31, 2008
Net cash provided by operating activities	$ 46.1	$ 229.2	$ 227.2
Impact of discontinued operations	6.8	7.0	(6.6)
Net cash provided by operating activities of continuing operations	52.9	236.2	220.6
Incremental income tax expense	(1.4)	(1.7)	(5.0)
Capital expenditures for maintenance (1)	(7.5)	(15.0)	(37.3)
Net settlements on interest rate swap	(10.6)	(19.1)	(20.7)
Dividends paid on convertible perpetual preferred stock	(6.5)	(13.0)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(7.3)	(15.8)	(33.4)
Non-recurring items:			
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	(73.8)	-
Federal income tax refunds	-	(41.6)	(47.6)
Cash paid for professional fees - accounting, tax, and legal	3.2	8.0	18.2
Cash paid for government, class action, and related settlements	7.0	8.7	7.4
Adjusted free cash flow	**$ 29.8**	**$ 72.9**	**$ 76.2**

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HEALTHSOUTH

Q2 2009 Recap (cont’d)
(1) Includes capital expenditures for the hospital refresh program.

5-8+% annual Adjusted Consolidated EBITDA growth

7

Near term
To create shareholder value as the preeminent provider of
rehabilitative care in the U.S. by:
 – Driving organic growth through operational excellence;
 – Creating a strong balance sheet through deleveraging; and
 – Pursuing disciplined, opportunistic growth.
Longer Term
We will pursue acquisitions of complementary, post-acute services provided they are accretive to HealthSouth. to HealthSouth
Strategy:

30
28
26
24
22
20
18
16
14
29.5
26.2
HealthSouth Average
National Average*

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.54
2.26
HealthSouth Average
Benchmark **

8
HEALTHSOUTH

FIM Gain
LOS Efficiency
LOS Efficiency = Functional gain
divided by length of stay
Source: UDSmr Database - On Demand
Reports 2008 Year End Report
FIM Gain = Change in Functional
Independent Measurement (based on
an 18 point assessment) from
Admission to Discharge
** Benchmark = Expected, Risk Adjusted LOS Efficiency
Operational Excellence = “High-Quality” Care
 *Benchmark = Expected Risk Adjusted FIM Change Avg.

Operational Excellence = “Cost-Effective” Care
CMS Fiscal Year 2010 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	228	953	1,181	94
Average # of Discharges per IRF	649	237	316	822
Outlier Payments as % of Total Payments	1.32%	4.08%	3.00%	0.43%
Average Estimated Total Payment per Discharge for FY 2010	$16,452	$16,741	$16,626	$15,996
Average Estimated Cost per Discharge for FY 2010	$14,021	$17,207	$15,945	$12,633
Notes:
(1) All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting final rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by
 CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes.
 Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,181 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2010 Final IRF-
 PPS Rule. Most of the data represents historical information from the CMS fiscal year 2008 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a
 subset of Freestanding and the Total.

Debt Outstanding

$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.70
YE06
6.3x
YE07
6.3x
YE08
5.3x
Jun-09
4.7x (2)

$10.8
$21.9
$21.2
$20.6
$737.5
$336.0
$559.9
2009
2010
2011
2012
2013
2014
Thereafter

(2) Based on four quarter trailing Adjusted Consolidated EBITDA of $359.6 million; see related debt schedule on slide 25, and reconciliation to GAAP on slides 30 through 33.

(3) Minimal amortization and no near-term financing risk. As of June 30, 2009, we continue to be in compliance with the covenants under our Credit Agreement.

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($ Billions)
Deleveraging
Debt to
EBITDA
Current undrawn revolver
matures in 2012
$400.0
Goal: 3.5x to 4.0x - No later than YE 2012
Debt Maturities (3)
(Millions)
• No Near-Term Financing
• S & P from B “Stable” to B “Positive”
• Moody’s Upgrade to B2 “Stable”
(1)

Location	Announced	Installed Beds	Operational Date
Mesa, AZ	Oct-08	40 Beds	Q409 (1)
Loudoun County, VA	Aug-08	40 Beds	Q210
Marion County, FL	Aug-08	40 Beds	Q310 (2)
Bristol, VA	Sep-09	25 Beds	Q310

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HEALTHSOUTH

Disciplined Growth
(1) Pending state license survey.
(2) CON is being appealed; operational date may change.
Bed expansions:
 • Approximately 100 beds being added in 2009 and a similar amount in 2010.
 • Average investment per bed:
 – Internal renovation = $15 - 45K
 – New construction = $100 - 250K
 • Cash pay-back: 2 - 3 years
New hospitals:

Q309 Initial Observations
Volume:
✓ Through August, continued positive discharge growth trend.
✓ Remain on track for 4+% growth in second half of 2009.
Pricing:
✓ Comparable quarter over quarter.
Expenses:
✓ Continued focus on high-quality, cost-effective patient care.
✓ Continue to monitor pending Medicare appeals.

2009 Guidance
(1) Reconciliation to GAAP provided on slides 30 through 33.
(2) Adjusted income from continuing operations per diluted share.
Adjusted Consolidated EBITDA(1)
 • 2009 Range: $354 million to $362 million
 • 6 Month 2009 actual(1): $192.7 million
Adjusted Earnings per Share(1)(2)
 • 2009 Range: $1.15 to $1.25 per share
 • 6 Month 2009 actual(1): $0.79 per share
Key Drivers:
 ✓ Sustainable discharge growth
 • Bed expansions
 • New hospitals
 ✓ Cost-effective, high-quality patient care
 ✓ Deleveraging

Investment Considerations
✓ Industry Leader: Attractive industry with good demographics.
✓ Strong Cash Flows: Flexibility in use of FCF.
✓ Continued Deleveraging: Reduce leverage to between 3.5x and 4.0x no later than YE 2012.
✓ Solid Organic Growth: Volume growth + expense management.
✓ Opportunistic, Disciplined Expansion: Bed expansions and new hospitals coming online over next three years.
✓ Well Positioned: High-quality + cost-effective provider; proven track record of adapting to regulatory changes.

Appendix and Reconciliations

Strong Discharge Growth

30,000
25,000
20,000
15,000
10,000
5,000
-

	Q1	Q2	Q3	Q4
2007	25,639	25,559	24,535	25,005
2008	26,309	26,990	26,827	27,654
2009	27,807	28,494		

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(1) Includes 90 consolidated HealthSouth inpatient rehab hospitals and six long-term acute-care hospitals.
(1)

UDS Industry Sites (1)
HLS Same Store (2)
3.3%
5.7%
8.1%
9.7%
4.8%
4.7%
-0.5%
-0.3%
2.9%
3.6%
-0.2%
1.3%
% Δ Discharges of HLS vs. UDS Industry Sites(1)
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108
Q209 vs. Q208

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HEALTHSOUTH

(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 90 HealthSouth sites.
(2) Includes all 90 HealthSouth inpatient rehab hospitals and six long-term acute care hospitals.
Continued Market Share Gains
Projected sustainable discharge growth: 4+% annual
(1)
(2)
✓ HealthSouth’s volume
 growth outpaced
 competitors.
✓ Bed expansions will help
 facilitate organic growth:
 •  ~ 100 new beds in
  2009; another ~ 100
  in 2010

(Millions)	2nd Qtr. 2009		2nd Qtr. 2008		Favorable (Unfavorable) Change
Inpatient	$	439.0	$	410.4	7.0%
Outpatient and other		44.7		46.2	(3.2%)
Consolidated net operating	$	483.7	$	456.6	5.9%
(Actual Amounts)					
Discharges		28,494		26,990	5.6%
Net patient revenue / discharge	$	15,407	$	15,206	1.3%

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HEALTHSOUTH

Revenues (Q2 2009 vs. Q2 2008)
• Inpatient revenue growth was driven by strong discharge volumes.
 – Volume growth was driven by the sustained TeamWorks effort and disciplined development.
 – Same store discharge growth was 4.7%.
• Net patient revenue / discharge was higher in Q209 due to an increasing trend within our patient mix towards higher acuity neurological patients.
• Outpatient revenue declined as a result of 15 fewer outpatient satellites quarter over quarter.

(Millions)	2nd Qtr. 2009	2nd Qtr. 2008	Change
Salaries and benefits	$ 239.1	$ 234.1	(2.1%)
Percent of net operating revenues	49.4%	51.3%	190bps
EPOB (employees per occupied bed)	3.52	3.65	3.6%
Hospital-related expenses	$ 118.1	$ 109.6	(7.8%)
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.4%	24.0%	(40)bps
General and administrative	$ 22.0	$ 22.5	2.2%
(excludes 123(R) compensation)			
Percent of net operating revenues	4.5%	4.9%	40bps

- **Continued progress on labor productivity demonstrated by lower EPOB.**
- **Hospital related expenses:**

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HEALTHSOUTH

Expenses (Q2 2009 vs. Q2 2008)
 – Comparison for Q2 affected by a reduction of self-insurance costs resulting from revised actuarial estimates in Q208.
 – Increased provision for doubtful accounts to reflect aging of pending Medicare appeals.

(Millions)	6 Months 2009	6 Months 2008	Favorable (Unfavorable) Change
Inpatient	$ 872.1	$ 829.6	5.1%
Outpatient and other	86.7	91.2	(4.9%)
Consolidated net operating	$ 958.8	$ 920.8	4.1%
(Actual Amounts)			
Discharges	56,301	53,299	5.6%
Net patient revenue / discharge	$ 15,490	$ 15,565	(0.5%)

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Revenues (6 months)

(Millions, except percent)	6 Months 2009	6 Months 2008	Favorable/ (Unfavorable) Change
Salaries and benefits	$ 473.8	$ 464.5	(2.0%)
Percent of net operating revenues	49.4%	50.4%	100 bps
EPOB (employees per occupied bed)	3.50	3.59	2.5%
Hospital related expenses	$ 232.7	$ 225.4	(3.2%)
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.3%	24.5%	20 bps
General and administrative	$ 43.8	$ 47.3	7.4%
(excludes 123(R) compensation)			
Percent of net operating revenues	4.6%	5.1%	50 bps

21 HEALTHSOUTH

Expenses (6 months)

Three Months Ended June 30,		Six Months Ended June 30,	
	2009	2008	2009	2008
	(In Millions)		(In Millions)	
Net patient revenue-inpatient	$ 439.0	$ 410.4	$ 872.1	$ 829.6
Net patient revenue-outpatient and other revenues	44.7	46.2	86.7	91.2
Net operating revenues	$ 483.7	$ 456.6	$ 958.8	$ 920.8
	(Actual Amounts)		(Actual Amounts)	
Discharges (1)	28,494	26,990	56,301	53,299
Outpatient visits	293,264	319,728	578,365	625,873
Average length of stay	14.4	14.7	14.5	15.0
Occupancy %	68.8%	66.9%	69.0%	67.2%
# of licensed beds	6,534	6,521	6,534	6,521
Occupied beds	4,495	4,363	4,508	4,382
Full-time equivalents (FTEs) (2)	15,688	15,706	15,627	15,513
Contract labor	120	218	132	210
Total FTE and contract labor	15,808	15,924	15,759	15,723
EPOB (3)	3.52	3.65	3.50	3.59

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Operational and Labor Metrics
(1) Includes all 90 HealthSouth inpatient rehab hospitals and six long-term acute care hospitals.
(2) Excludes 388 and 399 full-time equivalents for the three months ended June 30, 2009 and 2008, respectively, and 392 and 422 full-time equivalents for the six months ended June 30, 2009 and 2008, respectively, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s condensed consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(3) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Three Months Ended June 30,		Six Months Ended June 30,	
	2009	2008	2009	2008
Medicare	67.6%	67.5%	67.9%	67.3%
Medicaid	2.2%	2.1%	2.2%	2.2%
Workers' compensation	1.5%	2.2%	1.6%	2.2%
Managed care and other discount plans (1)	23.7%	22.7%	23.0%	22.5%
Other third-party payors	2.8%	3.5%	3.0%	3.7%
Patients	0.7%	0.4%	0.8%	0.4%
Other income	1.5%	1.6%	1.5%	1.7%
Total	100.0%	100.0%	100.0%	100.0%

23
HEALTHSOUTH

Payment Sources
(1) Managed Medicare revenues are included in “Managed care and other discount plans.”

Floating Rate Debt Balances	June 30, 2009	Floating Interest Rate	
Advances under $400 million revolving credit facility	$ -	Libor plus 325 (1)	
Term Loan facility	755.1	Libor plus 225 (1) (2)	
Floating Rate Senior Notes due 2014	329.6	6 month Libor	
Total	$ 1,084.7		

Swap Settlement	June 2009	March 2010	March 2011
Net notional amount of interest rate swaps (3)	$ 956.0	$ 884.0	$ -
Received 3 month Libor and pay 5.22% fixed			
Notional amount of the interest rate swap			100.0 (4)
Receive 3 month Libor and pay 2.6% fixed			
Notional amount of the interest rate swap			100.0 (4)
Receive 3 month Libor and pay 2.9% fixed			

24

HEALTHSOUTH

Interest Rate Swaps
(Millions)
(1) We have the flexibility to peg 1,2,3 or 6 month Libor, or Prime.
(2) Lower interest rate on term loan as a result of the Moody’s upgrade.
(3) In June 2009, we entered into a received-fixed rate swap as a mirror offset to $100.0 million of the $1,056 million interest rate swap.
(4) Forward-starting interest rate swaps (designated as cash flow hedges).

Debt Balances		
	June 30, 2009	December 31, 2008	Q209 YTD Debt Reduction [1] [2]
Advances under $400 million revolving credit facility, March 2012	$ -	$ 40.0	$ (40.0)
Term loan facility - March 2013	755.1	783.6	(28.5)
Bonds Payable:			
8.375% Senior Notes due 2011	0.3	0.3	-
7.625% Senior Notes due 2012	1.5	1.5	-
Floating Rate Senior Notes due 2014 (6 month Libor plus 600)	329.6	366.0	(36.4)
10.75% Senior Notes due 2016	494.6	494.3	0.3
Other notes payable at interest rates from 8.1% to 12.9%	12.5	12.8	(0.3)
Capital lease obligations	108.3	114.7	(6.4)
Total	$ 1,701.9	$ 1,813.2	$ (111.3)
Year-to-date debt reduction [1] [2]	**$ 111.3**		

25

HEALTHSOUTH

Debt Schedule
(Millions)
(1) The Company had $49.8 million in cash and cash equivalents as of June 30, 2009.
(2) Credit Agreement limits debt pay down on non-term loan balances. We have the ability to buy back non-term loan debt with the discretionary cash available to the Company.

Non-Operating Cash/Tax Position
Cash Refunds as of June 30, 2009
• Federal tax recoveries virtually complete.
 – Approx. $42 million received.
• State tax refunds in progress.
 – Approx. $11 million received.
 – Approx. $10.5 million net receivable on
 the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-7 million per year of
 income tax.
 – State income tax.
 – Alternative Minimum Tax (AMT).
• With over $2.5 billion in NOLs and tax
 deductions, we do not expect to pay significant
 federal income taxes for approximately the next
 10-12 years.
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an
 annual use limitation (AUL) under the Internal
 Revenue Code section 382.
• If we experienced a “change of ownership” as
 defined by the Internal Revenue Code section
 382, we would be subject to an AUL, which is
 equal to the value of the company at the time of
 the “change of ownership” multiplied by the long
 -term tax exempt rate.
GAAP Considerations
• HealthSouth’s balance sheet currently reflects
 a valuation allowance for the potential value
 of NOLs and future deductions. The valuation
 allowance is approximately $1.0 billion.

• GAAP tax rate will net to small amount for
 foreseeable future as there will be a reduction
 in the valuation allowance when NOLs are
 utilized.

Post-Acute Care ("PAC") Setting	Percent Discharged from Hospital to PAC Setting	Percent Rehospitalized after Using PAC Setting	Percent Died in PAC Setting
Skilled Nursing Facility	17.3%	22.0%	5.4%
Home Health	16.0%	18.1%	0.8%
Long-Term Care Hospital	1.0%	10.0%	15.5%
Inpatient Rehabilitation	3.2%	9.4%	0.4%
Inpatient Psychiatric	0.5%	8.7%	0.4%
Hospice	2.1%	4.5%	82.2%
TOTAL	40.0%	18.0%	6.2%

27

HEALTHSOUTH

“Bundling”
Policy Objective: Reduce Readmission Rates
Note: Use of home healthcare and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008).

“Bundling” - Can it Work?
 1. Physicians must remain ultimately responsible for deciding patients’ post-acute needs.
 2. Patients must maintain their right to choose where they receive care.
 3. Payments for post-acute care must be appropriate to ensure quality.
 4. Payments for post-acute care must “flow” to actual providers of the care.
 5. Access to post-acute care, especially in rural areas, must be ensured.
 6. Existing laws, regulations, and policies that preclude continuity of post-acute care must be changed or eliminated.
Six core principles must serve as the foundation for any bundling payment system:
 ✓  Transitioning to a “bundled payment system” will be extremely complex.
 ✓  “Bundling,” as a concept, has merit, but it needs to be tested to determine if it can achieve desired results.

Outstanding Share Summary

(Millions)

	2nd Qtr. [1] 2009	2nd Qtr. 2008	6 Months 2009	6 Months 2008	Year-End [1] 2008
	Weighted Average for the Period				
Basic Shares outstanding [2] [3]	87.6	79.5	87.5	79.2	83.0
Diluted Shares outstanding [2] [3] [4]	101.5	93.0	101.2	92.6	96.4
	End of Period				
Basic Shares outstanding [2] [3]	87.6	87.4	87.6	87.4	87.4
Diluted Shares outstanding [2] [3] [4]	101.5	100.9	101.3	100.8	100.8

29

HEALTHSOUTH

Notes:
(1) Completed an equity offering for 8.8 million shares on June 27, 2008.
(2) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First
 Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(3) Does not include approximately 5.0 million shares of common stock and warrants to purchase approximately 8.2 million shares of common stock at a strike price of $41.40 to settle our class action securities litigation. This agreement received final court approval in January 2007. As of June 30, 2009, these shares of common stock and warrants have not been issued and are not included in our basic or diluted common shares outstanding. Absent a petition for certiorari, we expect the shares to be distributed in September 2009.
(4) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

(In Millions, Except Per Share Data)	Three Months Ended June 30, 2009		Three Months Ended June 30, 2008		Six Months Ended June 30, 2009		Six Months Ended June 30, 2008	
		Per Share[2]		Per Share[2]		Per Share[2]		Per Share[2]
Net income	$ 3.6	$ 0.04	$ 52.4	$ 0.66	$ 57.1	$ 0.65	$ 78.8	$ 0.99
(Income) loss from discontinued operations, net of tax, attributable to HealthSouth	(1.2)	(0.01)	4.2	0.05	1.9	0.02	(11.0)	(0.14)
Net income attributable to noncontrolling interests	(9.1)	(0.10)	(8.3)	(0.10)	(17.7)	(0.20)	(14.9)	(0.19)
(Loss) income from continuing operations attributable to HealthSouth	(6.7)	(0.08)	48.3	0.61	41.3	0.47	52.9	0.67
Government, class action, and related settlements	48.7	0.56	(8.6)	(0.11)	32.8	0.37	(45.0)	(0.57)
Professional fees - accounting, tax, and legal	(3.3)	(0.04)	5.3	0.07	1.5	0.02	8.9	0.11
Gain on early extinguishment of debt	(1.3)	(0.01)	-	-	(3.1)	(0.04)	-	-
Loss (gain) on interest rate swaps	3.8	0.04	(28.5)	(0.36)	8.8	0.10	8.1	0.10
Accelerated depreciation of corporate campus	-	-	-	-	-	-	10.0	0.13
Provision for income tax (benefit) expense	(0.3)	(0.00)	0.7	0.01	0.9	0.01	0.8	0.01
Estimated income tax expense	(1.1)	(0.01)	(1.1)	(0.01)	(2.6)	(0.03)	(2.6)	(0.03)
Adjusted income from continuing operations[1][3]	39.8	0.45	16.1	0.20	79.6	0.91	33.1	0.42
Adjustment for dilution[2]		(0.06)		(0.03)		(0.12)		(0.06)
Adjusted income from continuing operations per diluted share[2][3]		$ 0.39		$ 0.17		$ 0.79		$ 0.36
Estimated income tax expense	1.1		1.1		2.6		2.6	
Interest expense and amortization of debt discounts and fees	31.1		43.4		65.5		90.8	
Depreciation and amortization	17.7		17.8		35.3		37.4	
	89.7		78.4		183.0		163.9	
Other adjustments per our Credit Agreement:								
Impairment charges, including investments	0.1		0.6		0.8		0.6	
Net noncash loss on disposal of assets	1.3		0.8		2.3		0.6	
Loss on early extinguishment of debt	-		3.4		-		3.7	
Compensation expense under FASB Statement No. 123(R)	2.9		2.7		6.6		6.0	
Adjusted Consolidated EBITDA[1][3][4]	$ 94.0		$ 85.9		$ 192.7		$ 174.8	
Basic weighted average common shares outstanding		87.6		79.5		87.5		79.2
Diluted weighted average common shares		101.5		93.0		101.2		92.6

30

HEALTHSOUTH

Three & Six Months Reconciliations of Net Income to Adjusted Income
from Continuing Operations and Adjusted Consolidated EBITDA (1) (3)

(In Millions, Except Per Share Data)	Year Ended December 31, 2008	Per Share(2)
Net income	$ 281.8	$ 3.40
Income from discontinued operations, net of tax, attributable to HealthSouth	(16.9)	(0.20)
Net income attributable to noncontrolling interests	(29.4)	(0.35)
Income from continuing operations attributable to HealthSouth	235.5	2.84
Gain on UBS Settlement	(121.3)	(1.46)
Government, class action, and related settlements	(67.2)	(0.81)
Professional fees - accounting, tax, and legal	44.4	0.53
Loss on interest rate swap	55.7	0.67
Accelerated depreciation of corporate campus	10.0	0.12
Interest associated with UBS Settlement	(9.4)	(0.11)
Provision for income tax benefit	(70.1)	(0.84)
Estimated income tax expense	(5.0)	(0.06)
Adjusted income from continuing operations(1)(3)	72.6	0.87
Adjustment for dilution(2)		(0.12)
Adjusted income from continuing operations per diluted share(2)(3)		$ 0.75
Estimated income tax expense	5.0	
Interest expense and amortization of debt discounts and fees, excluding interest associated with the UBS Settlement	168.9	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	73.2	
	319.7	
Other adjustments per our Credit Agreement:		
Impairment charges, including investments	2.4	
Net noncash loss on disposal of assets	2.0	
Loss on early extinguishment of debt	5.9	
Compensation expense under FASB Statement No. 123(R)	11.7	
Adjusted Consolidated EBITDA(1)(3)(4)	$ 341.7	
Weighted average common shares outstanding:		
Basic		83.0
Diluted		96.4

31

HEALTHSOUTH

(Millions)	Six Months Ended June 30, 2009	2008
Adjusted Consolidated EBITDA	**$ 192.7**	**$ 174.8**
Provision for doubtful accounts	17.6	13.9
Professional fees - accounting, tax, and legal	(1.5)	(8.9)
Interest expense and amortization of debt discounts and fees	(65.5)	(90.8)
UBS settlement proceeds, gross	100.0	-
Equity in net loss (income) of nonconsolidated affiliates	0.2	(5.1)
Net income attributable to noncontrolling interests	17.7	14.9
Amortization of debt discounts and fees	3.2	3.3
Distributions from nonconsolidated affiliates	3.9	6.0
Current portion of income tax benefit	1.0	0.6
Change in assets and liabilities	(23.7)	(28.0)
Change in government, class action, and related settlements	(8.7)	(7.4)
Other operating cash used in discontinued operations	(7.0)	(6.5)
Other	(0.7)	0.2
Net cash provided by operating activities	**$ 229.2**	**$ 67.0**

32

HEALTHSOUTH

YTD Reconciliation of Adjusted Consolidated EBITDA (1) to Net Cash
Provided by Operating Activities

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-
 GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to
 Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement.
3. Adjusted income from continuing operations per diluted share and Adjusted Consolidated
 EBITDA are two components of our guidance.
4. The Company’s Credit Agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.